UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2007

                          PARAGON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-27437                94-3227733
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



     14860 Montfort Drive, Suite 210 Dallas, Texas 75254               75254
          (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code:  (972) 386-3372


                   830-13 A1A North Ponte Vedra, Florida 32082
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
        (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Directors
---------------------

On April 28, 2007, our Board of Directors held a meeting in which the following actions affecting corporate governance and management were taken:


         o Philip Verges, Bruce Noller, Philip Rauch, and Frank Romanoski were duly nominated and subsequently elected to our Board of Directors. Messrs. Verges, Noller, Rauch and Romanoski are to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders or until their successors have been duly elected and has qualified, or until their earlier resignation or removal.


         o Messrs Verges, Noller and Rauch are currently directors of NewMarket Technology, Inc. ("NewMarket"). NewMarket is our largest stockholder owning 100 shares of our Series H Preferred Stock, par value $0.0001 per share. These Series H Preferred Shares have the voting equivalent of 1,306,496,943 shares of our common stock, par value $0.0001 per share, or 90%, based upon us having 129,366,330 shares of our common stock, par value $0.0001 per share, issued and outstanding as of April 30, 2007. Therefore, Messrs. Verges, Noller and Rauch are in positions to significantly influence decisions with respect to us including the election of directors and officers, mergers or other business combinations and future issuances of common stock or other securities.

Election of Officers
--------------------

On April 30, 2007, our Board of Directors held a meeting in which the following individuals were elected to serve as officers of the Corporation:

         o        Aubrey Brown - Chief Executive Officer and President
         o        Philip Rauch - Chief Financial Officer and Secretary

Messrs. Brown and Rauch are to serve as officers in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders or until their successors have been duly elected and has qualified, or until their earlier resignation or removal.

Mr. Rauch is currently the Chief Financial Officer of NewMarket, our largest shareholder.

Election of new Chairman and Departure of Director
--------------------------------------------------

On April 30, 2007, our Board of Directors held a meeting in which the following actions affecting corporate governance and management were taken:


         o Paul K. Danner resigned as Chairman of the Board of Directors and Chief Executive Officer effective immediately.


         o Philip Verges was nominated and accepted positions of Chairman of the Board effective immediately. Mr. Verges is currently the Chairman and Chief Executive Officer of NewMarket. Mr. Verges will serve in his capacity as our Chairman until the next annual meeting of shareholders or until his successor has been duly elected and has qualified, or until his earlier resignation.


ITEM 5.03 Amendments to Articles of Incorporation or By-Laws; Changes in Fiscal Year


On April 30, 2007, our Board of Directors approved an amendment to our Articles of Incorporation changing the name of the corporation to NewMarket Latin America, Inc. This amendment will be made in accordance with the requirement of Delaware General Corporation Law and Section 14c of the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         PARAGON FINANCIAL CORPORATION

                         By:     /s/ Aubrey Brown
                                 ----------------
                                 Aubrey Brown, Chief Executive Officer


Date: May 7, 2007